UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): November 30, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On November 30, 2016, Emerson Electric Co. (the "Company”) completed the previously announced sale of its network power systems business for $4 billion in cash, subject to post-closing adjustments, and retained a subordinated interest in distributions, contingent upon the equity holders first receiving a threshold return on their initial investment.
The sale was completed pursuant to the terms of the transaction agreement dated as of July 29, 2016 (as amended, the “Transaction Agreement”) by and among the Company, Cortes NP JV Holdings, LLC, a Delaware limited liability company ("Holdings"), Cortes NP Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings (“Parent”), Cortes NP Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Buyer”) and ASCO Power GP, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“ASCO GP LLC” and, together with Parent and Buyer, the “Buyer Parties”). Holdings and the Buyer Parties were formed on behalf of, and are controlled by, affiliates of Platinum Equity Advisors, LLC.
The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto. The representations, warranties and covenants contained in the Transaction Agreement are solely for the benefit of the parties to the Transaction Agreement. Investors and security holders are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any party to the Transaction Agreement.

Item 7.01 Regulation FD Disclosure
On December 1, 2016, the Company issued a press release announcing that it closed the sale of its network power systems business to the Buyer Parties. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet as of September 30, 2016 and related notes thereto are attached as Exhibit 99.2 and incorporated by reference. The unaudited pro forma consolidated statements of earnings for the years ended September 30, 2016, 2015 and 2014 are not included as the results of the network power systems business were reported as discontinued operations in the Company's historical financial statements in its most recent Annual Report on Form 10-K, filed with the SEC on November 16, 2016.

(d) Exhibits.

Exhibit No.	Description

10.1
Transaction Agreement dated as of July 29, 2016 among Emerson Electric Co., Cortes NP Holdings, LLC, Cortes NP Acquisition Corporation, ASCO Power GP, LLC and Cortes NP JV Holdings, LLC, incorporated by reference to Emerson Electric Co. 2016 Form 10-K, File No. 1-278, Exhibit 10(w).

99.1	Emerson Electric Co. Press Release dated December 1, 2016
99.2	Unaudited Pro Forma Consolidated Financial Statements

The information in Item 7.01 and in Exhibit 99.1 herein is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K that are not strictly historical may be "forward-looking" statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, its strategic portfolio repositioning actions, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in Emerson's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	December 1, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

10.1
Transaction Agreement dated as of July 29, 2016 among Emerson Electric Co., Cortes NP Holdings, LLC, Cortes NP Acquisition Corporation, ASCO Power GP, LLC and Cortes NP JV Holdings, LLC, incorporated by reference to Emerson Electric Co. 2016 Form 10-K, File No. 1-278, Exhibit 10(w).

99.1	Emerson Electric Co. Press Release dated December 1, 2016
99.2	Unaudited Pro Forma Consolidated Financial Statements